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                                                                   EXHIBIT 10.04

                                    EXHIBIT F

                   SUPPLEMENT TO REGISTRATION RIGHTS AGREEMENT

    The Company and Vertex Technology Fund, Ltd entered into a Note Purchase Agreement dated October 16, 1998 along with related documentation, including a Registration Rights Agreement. In connection with the Preferred Stock and Warrant Purchase Agreement (the "Agreement"), the parties agree to amend such Registration Rights Agreement with respect to the parties to this Agreement as follows:

- "Purchasers" shall mean collectively Investors, their assignees and transferees, and individually each Investor and any assignee or transferee of such Investor.

- "Registrable Securities" shall mean the Common Stock issuable upon conversion of the Shares or upon exercise of the Warrants subject to the same exclusions as set forth in Section 1.7 of the Registration Rights Agreement.

- "Registration Termination Date" shall mean with respect to any Registrable Securities the earliest of July 11, 2002 or the dates other than October 15, 2001 identified in Section 1.9 of the Registration Rights Agreement.

All capitalized terms have the meanings ascribed to them in the Preferred Stock and Warrant Purchase Agreement dated June 28, 1999, including the term "Closing", unless otherwise specifically provided. The Registration Rights Agreement is in all other respects affirmed.


VERSANT CORPORATION                                VERTEX TECHNOLOGY FUND, LTD

By:                                                By:
   -------------------------------                    --------------------------
Name:                                              Name:
     -----------------------------                     -------------------------
Title:                                             Title:
      ----------------------------                       -----------------------


ADDITIONAL INVESTOR                                 ADDITIONAL INVESTOR

By:                                                By:
   -------------------------------                    --------------------------
Name:                                              Name:
     -----------------------------                     -------------------------
Title:                                             Title:
      ----------------------------                       -----------------------

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ADDITIONAL INVESTOR                                 ADDITIONAL INVESTOR

By:                                                By:
   -------------------------------                    --------------------------
Name:                                              Name:
     -----------------------------                     -------------------------
Title:                                             Title:
      ----------------------------                       -----------------------

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